Exhibit 99.1
Unaudited Supplemental Non-GAAP Information

On November 13, 2018, Johnson Controls International plc (the “Company”) announced that it had entered into a definitive agreement for the sale of its Power Solutions business (the “Disposition”) with BCP Acquisitions LLC, a Delaware limited liability company. In connection with this announcement, the Company is providing unaudited supplemental non-GAAP selected historical information for the fiscal years ended as of September 30, 2017 and 2018 as well as for each quarterly period of fiscal 2018 (the “Supplemental Non-GAAP Information”), which reflects the continuing operations of the Company as if the Power Solutions business was reported as a discontinued operation as of October 1, 2016.

The unaudited Supplemental Non-GAAP Information provided herein is for informational purposes only. It does not purport to indicate the results that would actually have been obtained had the Disposition been completed on the assumed date or for the periods presented, or which may be realized in the future.

The unaudited Supplemental Non-GAAP Information includes financial information regarding adjusted net sales, adjusted segment EBITA and adjusted segment EBITA margin which are non-GAAP performance measures. Adjusted segment EBITA excludes special items such as transaction/integration costs and nonrecurring purchase accounting impacts because these costs are not considered to be directly related to the underlying operating performance of its business units. Management believes that, when considered together with unadjusted amounts, these non-GAAP measures are useful to investors in understanding period-over-period operating results and business trends of the Company. Further information regarding the adjustments is set forth in the footnote disclosures to the Supplemental Non-GAAP Information. Management may also use these metrics as guides in forecasting, budgeting and long-term planning processes and for compensation purposes. These metrics should be considered in addition to, and not as replacements for, the most comparable GAAP measure.

The Company evaluates the performance of its business units primarily on segment earnings before interest, taxes and amortization (EBITA), which represents income from continuing operations before income taxes and noncontrolling interests, excluding general corporate expenses, intangible asset amortization, net financing charges, significant restructuring and impairment costs, and the net mark-to-market adjustments related to pension and postretirement plans.

The unaudited Supplemental Non-GAAP Information reflects an income tax rate of 12.5% and 14.5% for fiscal years 2018 and 2017, respectively, which is representative of an estimated annual effective tax rate for the Company on a non-GAAP continuing operations basis for the historical periods. Diluted shares utilized to calculate a diluted EPS is based on the actual diluted weighted average shares outstanding reported for the period.

	Johnson Controls International plc Unaudited Supplemental Non-GAAP Information Adjusted Continuing Operations (in millions, except EPS)
	First Quarter 2018	Second Quarter 2018	Third Quarter 2018	Fourth Quarter 2018	Fiscal Year 2018	Fiscal Year 2017

Net sales
Building Solutions North America	$2,012	$2,097	$2,246	$2,324	$8,679	$8,316
Building Solutions EMEA/LA	915	907	926	948	3,696	3,579
Building Solutions Asia Pacific	597	586	681	689	2,553	2,445
Global Products	1,781	2,040	2,429	2,222	8,472	8,461
Net sales	$5,305	$5,630	$6,282	$6,183	$23,400	$22,801

Segment EBITA
Building Solutions North America	$236	$244	$318	$336	$1,134	$1,070
Building Solutions EMEA/LA	71	78	98	103	350	328
Building Solutions Asia Pacific	74	71	97	105	347	332
Global Products	178	237	441	395	1,251	1,288
Segment EBITA	559	630	954	939	3,082	3,018

Corporate expenses	(105)	(113)	(103)	(95)	(416)	(467)
Amortization of intangible assets	(92)	(92)	(98)	(94)	(376)	(374)
EBIT	362	425	753	750	2,290	2,177
EBIT margin	6.8%	7.5%	12.0%	12.1%	9.8%	9.5%

Net financing charges	(102)	(107)	(95)	(97)	(401)	(449)
Income from continuing operations before income taxes	260	318	658	653	1,889	1,728
Income tax provision	(32)	(40)	(82)	(82)	(236)	(251)
Income tax rate	12.5%	12.5%	12.5%	12.5%	12.5%	14.5%
Income from continuing operations	228	278	576	571	1,653	1,477
Income from continuing operations attributable to noncontrolling interests	(28)	(34)	(72)	(40)	(174)	(153)
Net income from continuing operations attributable to JCI	$200	$244	$504	$531	$1,479	$1,324

Diluted shares	933.3	932.5	930.7	930.5	931.7	944.6
Diluted EPS	$0.21	$0.26	$0.54	$0.57	$1.59	$1.40

Footnote Disclosures

	Three Months Ended December 31, 2017
(in millions; unaudited)	Actual	Adjusted Non-GAAP	Less: Discontinued Operations	Continuing Operations

Net sales (1)
Building Solutions North America	$2,012	$2,012	$—	$2,012
Building Solutions EMEA/LA	915	915	—	915
Building Solutions Asia Pacific	597	597	—	597
Global Products	1,781	1,781	—	1,781
Total Building Technologies & Solutions	5,305	5,305	—	5,305
Power Solutions	2,130	2,130	(2,130)	—
Net sales	$7,435	$7,435	$(2,130)	$5,305

Segment EBITA (1)
Building Solutions North America	$227	$236	$—	$236
Building Solutions EMEA/LA	69	71	—	71
Building Solutions Asia Pacific	74	74	—	74
Global Products	286	178	—	178
Total Building Technologies & Solutions	656	559	—	559
Power Solutions	384	384	(384)	—
Segment EBITA	1,040	943	(384)	559

Corporate expenses (2)	(134)	(101)	(4)	(105)
Amortization of intangible assets	(94)	(94)	2	(92)
Mark-to-market gain for pension/postretirement plans	—	—	—	—
Restructuring and impairment costs (5)	(158)	—	—	—
EBIT (6)	654	748	(386)	362
EBIT margin	8.8%	10.1%	18.1%	6.8%

Net financing charges	(116)	(116)	14	(102)
Income from continuing operations before income taxes	$538	$632	$(372)	$260

Income from continuing operations attributable to noncontrolling interests	$(41)	$(41)	$13	$(28)

	Three Months Ended March 31, 2018
(in millions; unaudited)	Actual	Adjusted Non-GAAP	Less: Discontinued Operations	Continuing Operations

Net sales (1)
Building Solutions North America	$2,097	$2,097	$—	$2,097
Building Solutions EMEA/LA	907	907	—	907
Building Solutions Asia Pacific	586	586	—	586
Global Products	2,040	2,040	—	2,040
Total Building Technologies & Solutions	5,630	5,630	—	5,630
Power Solutions	1,845	1,845	(1,845)	—
Net sales	$7,475	$7,475	$(1,845)	$5,630

Segment EBITA (1)
Building Solutions North America	$239	$244	$—	$244
Building Solutions EMEA/LA	77	78	—	78
Building Solutions Asia Pacific	71	71	—	71
Global Products	228	237	—	237
Total Building Technologies & Solutions	615	630	—	630
Power Solutions	314	314	(314)	—
Segment EBITA	929	944	(314)	630

Corporate expenses (2)	(159)	(110)	(3)	(113)
Amortization of intangible assets	(94)	(94)	2	(92)
Mark-to-market gain for pension/postretirement plans	—	—	—	—
Restructuring and impairment costs	—	—	—	—
EBIT (6)	676	740	(315)	425
EBIT margin	9.0%	9.9%	17.1%	7.5%

Net financing charges	(115)	(115)	8	(107)
Income from continuing operations before income taxes	$561	$625	$(307)	$318

Income from continuing operations attributable to noncontrolling interests	$(45)	$(45)	$11	$(34)

	Three Months Ended June 30, 2018
(in millions; unaudited)	Actual	Adjusted Non-GAAP	Less: Discontinued Operations	Continuing Operations

Net sales (1)
Building Solutions North America	$2,246	$2,246	$—	$2,246
Building Solutions EMEA/LA	926	926	—	926
Building Solutions Asia Pacific	681	681	—	681
Global Products	2,429	2,429	—	2,429
Total Building Technologies & Solutions	6,282	6,282	—	6,282
Power Solutions	1,838	1,838	(1,838)	—
Net sales	$8,120	$8,120	$(1,838)	$6,282

Segment EBITA (1)
Building Solutions North America	$314	$318	$—	$318
Building Solutions EMEA/LA	96	98	—	98
Building Solutions Asia Pacific	97	97	—	97
Global Products	435	441	—	441
Total Building Technologies & Solutions	942	954	—	954
Power Solutions	310	310	(310)	—
Segment EBITA	1,252	1,264	(310)	954

Corporate expenses (2)	(141)	(102)	(1)	(103)
Amortization of intangible assets	(100)	(100)	2	(98)
Mark-to-market gain for pension/postretirement plans	—	—		—
Restructuring and impairment costs	—	—		—
EBIT (6)	1,011	1,062	(309)	753
EBIT margin	12.5%	13.1%	16.8%	12.0%

Net financing charges	(101)	(101)	6	(95)
Income from continuing operations before income taxes	$910	$961	$(303)	$658

Income from continuing operations attributable to noncontrolling interests	$(81)	$(81)	$9	$(72)

	Three Months Ended September 30, 2018
(in millions; unaudited)	Actual	Adjusted Non-GAAP	Less: Discontinued Operations	Continuing Operations

Net sales (1)
Building Solutions North America	$2,324	$2,324	$—	$2,324
Building Solutions EMEA/LA	948	948	—	948
Building Solutions Asia Pacific	689	689	—	689
Global Products	2,222	2,222	—	2,222
Total Building Technologies & Solutions	6,183	6,183	—	6,183
Power Solutions	2,187	2,187	(2,187)	—
Net sales	$8,370	$8,370	$(2,187)	$6,183

Segment EBITA (1)
Building Solutions North America	$329	$336	$—	$336
Building Solutions EMEA/LA	102	103	—	103
Building Solutions Asia Pacific	105	105	—	105
Global Products	389	395	—	395
Total Building Technologies & Solutions	925	939	—	939
Power Solutions	409	424	(424)	—
Segment EBITA	1,334	1,363	(424)	939

Corporate expenses (2)	(142)	(95)	—	(95)
Amortization of intangible assets	(96)	(96)	2	(94)
Mark-to-market gain for pension/postretirement plans (4)	10	—	—	—
Restructuring and impairment costs (5)	(105)	—	—	—
EBIT (6)	1,001	1,172	(422)	750
EBIT margin	12.0%	14.0%	19.3%	12.1%

Net financing charges	(109)	(109)	12	(97)
Income from continuing operations before income taxes	$892	$1,063	$(410)	$653

Income from continuing operations attributable to noncontrolling interests	$(54)	$(54)	$14	$(40)

	Twelve Months Ended September 30, 2018
(in millions; unaudited)	Actual	Adjusted Non-GAAP	Less: Discontinued Operations	Continuing Operations

Net sales (1)
Building Solutions North America	$8,679	$8,679	$—	$8,679
Building Solutions EMEA/LA	3,696	3,696	—	3,696
Building Solutions Asia Pacific	2,553	2,553	—	2,553
Global Products	8,472	8,472	—	8,472
Total Building Technologies & Solutions	23,400	23,400	—	23,400
Power Solutions	8,000	8,000	(8,000)	—
Net sales	$31,400	$31,400	$(8,000)	$23,400

Segment EBITA (1)
Building Solutions North America	$1,109	$1,134	$—	$1,134
Building Solutions EMEA/LA	344	350	—	350
Building Solutions Asia Pacific	347	347	—	347
Global Products	1,338	1,251	—	1,251
Total Building Technologies & Solutions	3,138	3,082	—	3,082
Power Solutions	1,417	1,432	(1,432)	—
Segment EBITA	4,555	4,514	(1,432)	3,082

Corporate expenses (2)	(576)	(408)	(8)	(416)
Amortization of intangible assets	(384)	(384)	8	(376)
Mark-to-market gain for pension/postretirement plans (4)	10	—	—	—
Restructuring and impairment costs (5)	(263)	—	—	—
EBIT (6)	3,342	3,722	(1,432)	2,290
EBIT margin	10.6%	11.9%	17.9%	9.8%

Net financing charges	(441)	(441)	40	(401)
Income from continuing operations before income taxes	$2,901	$3,281	$(1,392)	$1,889

Income from continuing operations attributable to noncontrolling interests	$(221)	$(221)	$47	$(174)

	Twelve Months Ended September 30, 2017
(in millions; unaudited)	Actual	Adjusted Non-GAAP	Less: Discontinued Operations	Continuing Operations

Net sales (1)
Building Solutions North America	$8,341	$8,316	$—	$8,316
Building Solutions EMEA/LA	3,595	3,579	—	3,579
Building Solutions Asia Pacific	2,444	2,445	—	2,445
Global Products	8,455	8,461	—	8,461
Total Building Technologies & Solutions	22,835	22,801	—	22,801
Power Solutions	7,337	7,337	(7,337)	—
Net sales	$30,172	$30,138	$(7,337)	$22,801

Segment EBITA (1)
Building Solutions North America	$1,039	$1,070	$—	$1,070
Building Solutions EMEA/LA	290	328	—	328
Building Solutions Asia Pacific	323	332	—	332
Global Products	1,179	1,288	—	1,288
Total Building Technologies & Solutions	2,831	3,018	—	3,018
Power Solutions	1,427	1,428	(1,428)	—
Segment EBITA	4,258	4,446	(1,428)	3,018

Corporate expenses (2)	(768)	(465)	(2)	(467)
Amortization of intangible assets (3)	(489)	(382)	8	(374)
Mark-to-market gain for pension/postretirement plans (4)	420	—	—	—
Restructuring and impairment costs (5)	(367)	—	—	—
EBIT (6)	3,054	3,599	(1,422)	2,177
EBIT margin	10.1%	11.9%	19.4%	9.5%

Net financing charges (7)	(496)	(479)	30	(449)
Income from continuing operations before income taxes	$2,558	$3,120	$(1,392)	$1,728

Income from continuing operations attributable to noncontrolling interests (8)	$(199)	$(193)	$40	$(153)

(1) The Company's financial information regarding adjusted net sales, adjusted segment EBITA and adjusted segment EBITA margins are non-GAAP performance measures. The Company's definition of adjusted segment EBITA excludes special items because these costs are not considered to be directly related to the underlying operating performance of its business units. Management believes these non-GAAP measures are useful to investors in understanding the ongoing operations and business trends of the Company.

The following are the reconciliations of net sales, segment EBITA and segment EBITA margin as reported to adjusted net sales, adjusted segment EBITA and adjusted segment EBITA margin (in millions; unaudited):

	Three Months Ended December 31, 2017
	Building Solutions North America	Building Solutions EMEA/LA	Building Solutions Asia Pacific	Global Products	Total Building Technologies & Solutions	Power Solutions	Consolidated JCI plc
Net sales as reported	$2,012	$915	$597	$1,781	$5,305	$2,130	$7,435
Adjusted net sales	$2,012	$915	$597	$1,781	$5,305	$2,130	$7,435

Segment EBITA as reported	$227	$69	$74	$286	$656	$384	$1,040
Segment EBITA margin as reported	11.3%	7.5%	12.4%	16.1%	12.4%	18.0%	14.0%

Adjusting items:
Integration costs	9	2	—	6	17	—	17
Scott Safety gain on sale	—	—	—	(114)	(114)	—	(114)
Adjusted segment EBITA	$236	$71	$74	$178	$559	$384	$943
Adjusted segment EBITA margin	11.7%	7.8%	12.4%	10.0%	10.5%	18.0%	12.7%

	Three Months Ended March 31, 2018
	Building Solutions North America	Building Solutions EMEA/LA	Building Solutions Asia Pacific	Global Products	Total Building Technologies & Solutions	Power Solutions	Consolidated JCI plc
Net sales as reported	$2,097	$907	$586	$2,040	$5,630	$1,845	$7,475
Adjusted net sales	$2,097	$907	$586	$2,040	$5,630	$1,845	$7,475

Segment EBITA as reported	$239	$77	$71	$228	$615	$314	$929
Segment EBITA margin as reported	11.4%	8.5%	12.1%	11.2%	10.9%	17.0%	12.4%

Adjusting items:
Integration costs	5	1	—	9	15	—	15
Adjusted segment EBITA	$244	$78	$71	$237	$630	$314	$944
Adjusted segment EBITA margin	11.6%	8.6%	12.1%	11.6%	11.2%	17.0%	12.6%

	Three Months Ended June 30, 2018
	Building Solutions North America	Building Solutions EMEA/LA	Building Solutions Asia Pacific	Global Products	Total Building Technologies & Solutions	Power Solutions	Consolidated JCI plc
Net sales as reported	$2,246	$926	$681	$2,429	$6,282	$1,838	$8,120
Adjusted net sales	$2,246	$926	$681	$2,429	$6,282	$1,838	$8,120

Segment EBITA as reported	$314	$96	$97	$435	$942	$310	$1,252
Segment EBITA margin as reported	14.0%	10.4%	14.2%	17.9%	15.0%	16.9%	15.4%

Adjusting items:
Integration costs	4	2	—	6	12	—	12
Adjusted segment EBITA	$318	$98	$97	$441	$954	$310	$1,264
Adjusted segment EBITA margin	14.2%	10.6%	14.2%	18.2%	15.2%	16.9%	15.6%

	Three Months Ended September 30, 2018
	Building Solutions North America	Building Solutions EMEA/LA	Building Solutions Asia Pacific	Global Products	Total Building Technologies & Solutions	Power Solutions	Consolidated JCI plc
Net sales as reported	$2,324	$948	$689	$2,222	$6,183	$2,187	$8,370
Adjusted net sales	$2,324	$948	$689	$2,222	$6,183	$2,187	$8,370

Segment EBITA as reported	$329	$102	$105	$389	$925	$409	$1,334
Segment EBITA margin as reported	14.2%	10.8%	15.2%	17.5%	15.0%	18.7%	15.9%

Adjusting items:
Transaction costs	—	—	—	—	—	8	8
Integration costs	7	1	—	6	14	—	14
Restructuring costs and discontinued operations losses in equity income	—	—	—	—	—	7	7
Adjusted segment EBITA	$336	$103	$105	$395	$939	$424	$1,363
Adjusted segment EBITA margin	14.5%	10.9%	15.2%	17.8%	15.2%	19.4%	16.3%

	Fiscal Year Ended September 30, 2018
	Building Solutions North America	Building Solutions EMEA/LA	Building Solutions Asia Pacific	Global Products	Total Building Technologies & Solutions	Power Solutions	Consolidated JCI plc
Net sales as reported	$8,679	$3,696	$2,553	$8,472	$23,400	$8,000	$31,400
Adjusted net sales	$8,679	$3,696	$2,553	$8,472	$23,400	$8,000	$31,400

Segment EBITA as reported	$1,109	$344	$347	$1,338	$3,138	$1,417	$4,555
Segment EBITA margin as reported	12.8%	9.3%	13.6%	15.8%	13.4%	17.7%	14.5%

Adjusting items:
Transaction costs	—	—	—	—	—	8	8
Integration costs	25	6	—	27	58	—	58
Scott Safety gain on sale	—	—	—	(114)	(114)	—	(114)
Restructuring costs and discontinued operations losses in equity income	—	—	—	—	—	7	7
Adjusted segment EBITA	$1,134	$350	$347	$1,251	$3,082	$1,432	$4,514
Adjusted segment EBITA margin	13.1%	9.5%	13.6%	14.8%	13.2%	17.9%	14.4%

	Fiscal Year Ended September 30, 2017
	Building Solutions North America	Building Solutions EMEA/LA	Building Solutions Asia Pacific	Global Products	Total Building Technologies & Solutions	Power Solutions	Consolidated JCI plc
Net sales as reported	$8,341	$3,595	$2,444	$8,455	$22,835	$7,337	$30,172

Adjusting items:
Nonrecurring purchase accounting impacts	(25)	(16)	1	6	(34)	—	(34)
Adjusted net sales	$8,316	$3,579	$2,445	$8,461	$22,801	$7,337	$30,138

Segment EBITA as reported	$1,039	$290	$323	$1,179	$2,831	$1,427	$4,258
Segment EBITA margin as reported	12.5%	8.1%	13.2%	13.9%	12.4%	19.4%	14.1%

Adjusting items:
Transaction costs	13	5	2	13	33	1	34
Integration costs	42	6	5	25	78	—	78
Scott Safety gain on sale	—	—	—	—	—	—	—
Unfavorable arbitration award	—	50	—	—	50	—	50
Nonrecurring purchase accounting impacts	(24)	(23)	2	71	26	—	26
Adjusted segment EBITA	$1,070	$328	$332	$1,288	$3,018	$1,428	$4,446
Adjusted segment EBITA margin	12.9%	9.2%	13.6%	15.2%	13.2%	19.5%	14.8%

(2) Adjusted Corporate expenses for the three months ended December 31, 2017 excludes $28 million of integration costs and $5 million of transaction costs. Adjusted Corporate expenses for the three months ended March 31, 2018 excludes $46 million of integration costs and $3 million of transaction costs. Adjusted Corporate expenses for the three months ended June 30, 2018 excludes $37 million of integration costs and $2 million of transaction costs. Adjusted Corporate expenses for the three months ended September 30, 2018 excludes $43 million of integration costs and $4 million of transaction costs. Adjusted Corporate expenses for the twelve months ended September 30, 2018 excludes $154 million of integration costs and $14 million of transaction costs. Adjusted Corporate expenses for the twelve months ended September 30, 2017 excludes $241 million of integration costs, $58 million of transaction costs and $4 million of separation costs.

(3) Adjusted amortization of intangible assets for the twelve months ended September 30, 2017 excludes $107 million of nonrecurring asset amortization related to Tyco purchase accounting.

(4) The three and twelve months ended September 30, 2018 pension and postretirement mark-to-market gain of $10 million is excluded from the adjusted non-GAAP results. The twelve months ended September 30, 2017 pension and postretirement mark-to-market gain of $420 million is excluded from the adjusted non-GAAP results.

(5) Restructuring and impairment costs for the three months ended December 31, 2017 of $158 million are excluded from the adjusted non-GAAP results. Restructuring and impairment costs for the three and twelve months ended September 30, 2018 of $105 million and $263 million, respectively, are excluded from the adjusted non-GAAP results. Restructuring and impairment costs for the twelve months ended September 30, 2017 of $367 million are excluded from the adjusted non-GAAP results.

(6) Management defines earnings before interest and taxes (EBIT) as income from continuing operations before net financing charges, income taxes and noncontrolling interests.

(7) Adjusted net financing charges for the twelve months ended September 30, 2017 exclude $17 million of transaction costs related to the debt exchange offers.

(8) Adjusted income from continuing operations attributable to noncontrolling interests for the twelve months ended September 30, 2017 excludes the noncontrolling interest impact of $4 million for mark-to-market pension gain and $2 million for valuation allowance adjustments.